STOCKJUNGLE.COM TRUST

                         Supplement dated July 26, 2000
                      to the Prospectus dated June 7, 2000

FOR THE STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND, THE STOCKJUNGLE.COM PURE PLAY INTERNET FUND AND THE STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND (EACH, A "FUND," AND, COLLECTIVELY, THE "FUNDS").

ADMINISTRATOR

     Effective July 15, 2000, the Fund's administrator is Investment Company Administration, LLC ("ICA"), 2020 E. Financial Way, Suite 105, Glendora, California 91340. ICA is primarily in the business of providing administrative, fund accounting and related services to mutual funds with approximately $8 billion of total assets throughout the United States.

     For the services rendered to each Fund by ICA, the Adviser pays ICA, on behalf of each Fund, a monthly fee at the annual rate of 0.10% of the average daily net assets of each Fund, up to $200 million; 0.05% of such assets from $200 million to $500 million; and 0.03% of such assets in excess of $500 million. The minimum fee is $35,000 per year per Fund.

DISTRIBUTOR

     Effective July 15, 2000, First Fund Distributors, Inc., an affiliate of ICA, has entered into an underwriting agreement with the Trust to serve as the principal underwriter of each Fund and the exclusive agent for the distribution of each Fund's shares.

PROPOSED REORGANIZATION

     The Board of Trustees of StockJungle.com Trust has approved (1) a proposed increase in the expense cap of each Fund from 1.00% to 1.45% of each Fund's average daily net assets, and (2) the reorganization of the Funds into identical, newly-created portfolios (each a "New Fund") of Trust for Investment Managers ("TIM"). TIM is a registered investment company with multiple portfolios advised by a variety of independent investment advisers, and is sponsored and administered by ICA to permit smaller advisers to offer the benefits of mutual fund portfolios to their clients. Each New Fund will be advised and administered in substantially the same manner as the corresponding current Fund of StockJungle.com Trust. However, management believes that reorganizing the Funds as part of a fund group with other portfolios should provide certain economies of scale.

     The proposed fee structure change and plan of reorganization are subject to approval by the shareholders of each Fund. A shareholder meeting to seek such approval is expected to occur prior to the end of the third quarter of this year. Proxy materials containing detailed information and seeking approval of the fee structure change and plan of reorganization will be delivered to the Funds' shareholders.